Investor Update Fourth Quarter 2016 FEBRUARY 27, 2017 Exhibit 99.2

Earnings Call Agenda 2 Strategic and Operational Review Daniel McCarthy PRESIDENT & CHIEF EXECUTIVE OFFICER Financial Results Perley McBride EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

Fourth Quarter Highlights

Significant progress in positioning business to deliver better customer experience and improved operational/financial performance
•
Completed reorganization into centralized Commercial and Consumer business units
•
Accelerating synergy realization and implementing new expense reduction programs
•
Increased financial flexibility by amending term loan and revolver covenants;
extended and upsized revolving credit facility
•
CTF account cleanup impacted results, but improved underlying trend in broadband adds in both legacy and CTF markets
Upgraded 1 million households to 50 Mbps or higher speed capability in
2016, 200k CTF copper households upgraded in 2016
Call Centers returned to normal by end Q4 ’16 following disruptions caused by on-shoring; further improvements in Q1 ‘17

Business Priorities

Improve performance in the CTF consumer markets
•
Launched aggressive customer acquisition offer in February
•
Expanding distribution channels and improving digital marketing performance
•
Improving customer experience in the acquired markets
Grow commercial segment revenues
•
Increase market and wallet share in fiber-fed buildings –
>30,000 building opportunity
•
Launch new distribution channels for the small customer segment
Accelerating expense reductions to right-size business and maintain FCF
Optimize capital deployment toward revenue growth initiatives

Process of CTF Account Cleanup
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jan
Feb
Verizon stops
treatment of overdue
accounts 60 days in
advance of closing
Frontier continues
without treating overdue
accounts during
integration
Apr 1
CTF acquisition closes
Jul 20
Processing of CTF receivables begins
Process of CTF
Account Cleanup
begins in July
Mar
Apr
Disconnects of
Account Cleanup if no
payments received
(implemented 30 days
after temporary
disconnect notice
issued to customer)
Write-Off
(60 days after
notice, and 30 days
after disconnect)
Normal processing of
receivables for CTF
customers
Feb 1 –
Mar 31
Apr 1 –
Jul 20
Jul 20 –
Feb 1
Aug 28 –
Mar 1
End Oct/Nov 1 –
Apr 1
Onward from Feb 1

Impact of CTF Account Cleanup

$45 million of the Q4 ’16 revenue decline was a result of the account cleanup
Account
cleanup
impact
will
decline
to
$25
million
in
Q1
’17
—
no
material
impact thereafter
Consolidated Q1 ‘17 sequential revenue decline expected to improve by
50% compared to Q4 ‘16 decline (excluding account cleanup impacts in Q4
‘16 & Q1 ‘17)
Now operating normally with respect to processing customer receivables
CTF Net Adds on an improving trend (excluding impact of CTF account cleanup)

CTF Net Adds on an Improving Trend

(90,428)
(72,388)
(63,871)
Q2 '16
Q3 '16
Q4 '16
CTF FiOS Video Net Adds adjusted for
account cleanup
FiOS Video
Improving trend continues into Q1 ’17
(26,332)
(21,984)
(19,617)
(76,395)
(48,984)
(45,510)
Q2 '16
Q3 '16
Q4 '16
CTF Broadband Net Adds adjusted for
account cleanup
DSL
FiOS Data

Legacy Trends Improved in 4Q

Significant improvement in legacy broadband and video trends in month of December
24,631
25,504
(24,325)
(7,494)
(3,609)
(8,874)
(7,683)
(3,604)
Q1 '16
Q2 '16
Q3 '16
Q4 '16
Legacy Net Adds
Broadband
Video (excl Dish)

Call Center Operations Back on Track

Residential Broadband and Video close rates improved substantially following on-shoring in 3Q ‘16
Improved customer service should support better retention
Target level
Target level
Jun
Jul
Aug
Sept
Oct
Nov
Dec
Jan
Feb
Sales Close Rate
Target
Call Center Residential Video Close Rate
Jun
Jul
Aug
Sept
Oct
Nov
Dec
Jan
Feb
Sales Close Rate
Target
Call Center Residential Broadband Close Rate

CTF Field Operations Making Progress

Repair Trouble Tickets:
% Commitments Met
New Service Orders:
% Commitments Met
Target level
Target level
California
storm impacts
California
storm impacts
California
storm impacts
California
storm impacts
Q2 '16
Q3 '16
Q4 '16
Florida
Texas
CA
Target
Q2 '16
Q3 '16
Q4 '16
Florida
Texas
CA
Target

Enterprise Scale Engagement
•
Treat Enterprises based on their potential spend not just their current spend and billing
Sell Where We Have Network Capability
•
Deploy field sales teams where our network & market opportunity overlap in the greatest density.
Acquire Customers Cost Effectively
•
Expand channels, providing flexible approaches to different market segments
Retain and Deepen Relationships
•
Separate New Business and Customer Acquisition from Account Management and
Customer Retention
Expand Existing Customer Share
•
Add new locations and subsidiaries of existing clients
•
Sell new services and drive adoption of different technologies
Centralize Teams With Technical Expertise
•
Gain greater scale from expert pools of Sales Engineering, CPE AEs,
Total Communications & Carrier
Commercial Strategy -
Execution Underway
11
Tier 1
Businesses
Tier 3
Business
Tier 2
Businesses
~18K Customers
& Prospects
~213K Customers
& Prospects
~2.17M Customers
& Prospects

Financial Review Perley McBride 12 EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

Key Financial Highlights

*
Adjusted
EBITDA,
Adjusted
EBITDA
Margin
and
Adjusted
Free
Cash
Flow
are
non-GAAP
measures
-
see
Appendix
for a description of their calculations
Q3 '16
Q4 '16
2016
  Total Revenues
$2,524
$2,409
$8,896
  Customer
$2,319
$2,210
$8,099
  Regulatory
$205
$199
$797
Net Loss
($80)
($80)
($373)
Adjusted EBITDA*
$999
$966
$3,525
Adjusted EBITDA Margin*
39.6%
40.0%
39.6%
Net Cash provided by Operating Activities
$321
$714
$1,666
CapEx
$403
$299
$1,259
Adjusted Free Cash Flow*
$168
$316
$921
($ in Millions)

Q2 '16
Q3 '16
Q4 '16
Q2 '16
Q3 '16
Q4 '16
Voice services
$379
$359
$339
Residential
$753
$702
$637
Data & internet services
$463
$464
$439
Business
$460
$456
$439
Video
$351
$327
$300
Total CTF Customer Revenue
$1,213
$1,158
$1,076
Other
$20
$8
($2)
Total CTF Customer Revenue
$1,213
$1,158
$1,076
Product & Customer Revenue
14
Customer Revenue Trends in Legacy Disrupted by Integration Activities
CTF Revenue Trends Driven by Residential Disconnects
Q1 '16
Q2 '16
Q3 '16
Q4 '16
Q1 '16
Q2 '16
Q3 '16
Q4 '16
Voice services
$467
$457
$450
$435
Residential
$583
$579
$570
$559
Data & internet services
$587
$585
$581
$574
Business
$606
$589
$591
$575
Video
$67
$68
$65
$65
Total Legacy Customer Revenue
$1,189
$1,168
$1,161
$1,134
Other
$68
$58
$65
$60
Total Legacy Customer Revenue
$1,189
$1,168
$1,161
$1,134
($ in Millions)
($ in Millions)
($ in Millions)
($ in Millions)

$62.64
$63.05
$63.41
$63.19
Q1 '16
Q2 '16
Q3 '16
Q4 '16
Legacy Operations
ARPC Update
15
$110.30
$108.69
$105.37
$83.20
$80.33
Q2 '16
Q3 '16
Q4 '16
Q2 '16
Q3 '16
Q4 '16
CTF Operations
Combined
3.1M
$110.94
w/o A/R
impact
3.0M
2.9M
Customers
2.1M
2.2M
5.0M
5.2M
Customers
3.0M
2.0M
$83.28
w/o A/R
impact
$82.34
4.9M
$107.05
w/o A/R
impact
$81.01
w/o A/R
impact

Operating Expenses & Adjusted EBITDA Margin

Expense Reductions Enabled Positive Overall Margin Trend
*
Adjusted
EBITDA,
Adjusted
EBITDA
Margin
and
Adjusted
Operating
Expenses
are
non-GAAP
measures
-
see
Appendix
for
a
description of their calculations
Legacy
CTF
Total
Q3 '16
Q4 '16
% Change
Q3 '16
Q4 '16
% Change
Q3 '16
Q4 '16
% Change
Total Revenues
$1,312
$1,281
(2.4%)
$1,212
$1,128
(6.9%)
$2,524
$2,409
(4.6%)
Adjusted Operating Expenses*
$ 799
$ 735
(8.0%)
$ 726
$708
(2.5%)
$1,525
$1,443
(5.4%)
Adjusted EBITDA *
$ 513
$ 546
6.4%
$ 486
$420
(13.6%)
$ 999
$966
(3.3%)
Adjusted EBITDA Margin*
39.2%
42.6%
40.0%
37.2%
39.6%
40.0%
Sequential change in
Adjusted EBITDA Margin
340 bps
-280 bps
40 bps
($ in Millions)

Accelerating Expense Reductions

Accelerated $250 million synergy realization to end of Q1 ’17 from end of Q2 ’17
Upsizing next tranche of synergies to $350 million and accelerating realization by 1 year from mid-2019 to mid-2018
Improving video content pricing and terms with increased scale
IT project implementations focused on continued operational improvement/automation
Facilities/real estate/organizational structure rationalization plan providing improvements
Exiting unfavorable leases
Third party services

($ in Millions)
Adjusted Free Cash Flow / Common Dividend Payout

Adjusted Free Cash Flow, Common Dividends (Adj.), and LTM Dividend Payout Ratio are non-GAAP measures; see Appendix for a description of their calculations.  We have made adjustments to exclude the impact of financing raised in conjunction with the
acquisition
of
the
CTF
operations
during
the
periods
prior
to
our
ownership
(Q3
‘15
–
Q1
’16).
$869
$859
$909
$848
$921
$422
$422
$439
$458
$475
49%
49%
48%
54%
52%
Q4 '15
Q1 '16
Q2 '16
Q3 '16
Q4 '16
Trailing 4 Quarters Adj. Free Cash Flow
Common Dividends
LTM Dividend Payout Ratio

Capital Efficiency Increases in 2017

Growth initiatives comprise approximately 50% of 2016 capital spending
Broadband expansion, speed upgrades, and FTTH expansions
•
50 Mbps+ enabled for 1 million households, plus 200k new copper builds in CTF in 2016
•
>190k CAF II households enabled as of YE2016, plus >500k in adjacent areas
Ethernet expansions
Expansions of new services to business customers
•
Providing additional capabilities in response to new Commercial unit
New
Video
deployments
slowed
–
Evaluating
opportunity
created
by
technology
evolution
IT capabilities to drive incremental revenue
•
4Q ‘16: $299 million
•
2016: $1.259 billion
•
2017: $1.00 billion to $1.25 billion
CapEx

Increased Financial Flexibility and Solid Liquidity
Capitalization
12/31/16 cash balance of $522 million
Net debt of $17.4 billion; Covenant leverage of 4.08x
Approximately $363 million in maturities in 2017 and $733 million in 2018
Amended leverage covenant in April 2021 Term Loan and revolver; upsized and extended revolver
Expands capital market access to reduce cost of capital and improve FCF
Reverse stock split proposed for shareholder vote
20
Debt Maturities
$363
$733
$818
$2,429
$2,554
$2,688
$851
$751
$4,514
$3
$547
$500
$50
$14
$1,364
-
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
4,500
5,000
FTR Debt
Undrawn $850M Revolver
($ in Millions)
Cash from operations and available liquidity support debt retirement
Additional $240M in Q4  bond exchanges

Capital Spending
$1.00 billion to $1.25 billion
Integration
Opex less than $50 million
CapEx less than $50 million
Cash Taxes
$0 to $50 million
Adjusted Free Cash Flow
$800 million to $1.00
billion
2017 Guidance

Appendix 22

Safe Harbor Statement
FORWARD-LOOKING LANGUAGE

This earnings release contains "forward-looking statements," related to future, not past, events. Forward-looking statements address our expected future business and financial performance and financial condition, and contain words such as "expect," "anticipate," "intend," "plan," "believe,"
"seek," "see," "will," "would," or "target." Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For us, particular uncertainties that could cause our actual results to be materially different than those expressed in our forward-looking statements include: competition from cable, wireless and wireline carriers, satellite, and OTT companies, and the risk that we will not respond on a timely or profitable basis; our ability to successfully adjust to changes in the communications industry, including the effects of technological changes and competition on our capital expenditures, products and service offerings; our ability to implement successfully our organizational structure changes;
risks related to the operation of properties acquired from Verizon, including our ability to retain or obtain customers in those markets, our ability to realize anticipated cost savings, and our ability to meet commitments made in connection with the acquisition; reductions in revenue from our voice customers that we cannot offset with increases in revenue from broadband and video subscribers and sales of other products and services; our ability to maintain relationships with customers, employees or suppliers; the impact of regulation and regulatory, investigative and legal proceedings and legal compliance risks; continued reductions in switched access revenues as a result of regulation, competition or technology substitutions; the effects of changes in the availability of federal and state universal service funding or other subsidies to us and our competitors;
our ability to effectively manage service quality in our territories and meet mandated service quality metrics; our ability to successfully introduce new product offerings; the effects of changes in accounting policies or practices, including potential future impairment charges with respect to our intangible assets; our ability to effectively manage our operations, operating expenses, capital expenditures, debt service requirements and cash paid for income taxes and liquidity, which may affect payment of dividends on our common and preferred shares; the effects of changes in both general and local economic conditions on the markets that we serve; the effects of increased medical expenses and pension and postemployment expenses; the effects of changes in income tax rates, tax laws, regulations or rulings, or federal or state tax assessments; our ability to successfully renegotiate union contracts; changes in pension plan assumptions, interest rates, regulatory rules and/or the value of our pension plan assets, which could require us to make increased contributions to the pension plan in 2017 and beyond; adverse changes in the credit markets; adverse changes in the ratings given to our debt securities by nationally accredited ratings organizations; the availability and cost of financing in the credit markets;
covenants in our indentures and credit agreements that may limit our operational and financial flexibility; the effects of state regulatory cash management practices that could limit our ability to transfer cash among our subsidiaries or dividend funds up to the parent company; the effects of severe weather events or other natural or man-made disasters, which may increase our operating expenses or adversely impact customer revenue; the impact of potential information technology or data security breaches or other disruptions; and the risks and other factors contained in our filings with the U.S. Securities and Exchange Commission, including our reports on Forms 10-K and 10-Q.  Any of the foregoing events, or other
events, could cause our results to vary from management’s forward-looking statements included in this earnings release.   These risks and
uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. We have no obligation to update or revise these forward-looking statements and do not undertake to do so.

Non-GAAP Financial Measures

Frontier
uses
certain
non-GAAP
financial
measures
in
evaluating
its
performance,
including
EBITDA,
EBITDA
margin,
adjusted
EBITDA,
adjusted
EBITDA
margin,
free
cash
flow,
adjusted
free
cash
flow,
adjusted
operating
expenses,
adjusted
net
income,
and
dividend
payout
ratio,
each
of
which
is
described
below.
Management
uses
these
non-GAAP
financial
measures
internally
to
(i)
assist
in
analyzing
Frontier's
underlying
financial
performance
from
period
to
period,
(ii)
analyze
and
evaluate
strategic
and
operational
decisions,
(iii)
establish
criteria
for
compensation
decisions,
and
(iv)
assist
in
the
understanding
of
Frontier's
ability
to
generate
cash
flow
and,
as
a
result,
to
plan
for
future
capital
and
operational
decisions.
We
believe
that
the
presentation
of
these
non-GAAP
financial
measures
provides
useful
information
to
investors
regarding
our
financial
condition
and
results
of
operations
because
these
measures,
when
used
in
conjunction
with
related
GAAP
financial
measures
(i)
provide
a
more
comprehensive
view
of
our
core
operations
and
ability
to
generate
cash
flow,
(ii)
provide
investors
with
the
financial
analytical
framework
upon
which
management
bases
financial,
operational,
compensation
and
planning
decisions
and
(iii)
present
measurements
that
investors
and
rating
agencies
have
indicated
to
management
are
useful
to
them
in
assessing
Frontier
and
its
results
of
operations.
A
reconciliation
of
these
measures
to
the
most
comparable
financial
measures
calculated
and
presented
in
accordance
with
GAAP
is
included
in
the
accompanying
tables.
These
non-
GAAP
financial
measures
are
not
measures
of
financial
performance
or
liquidity
under
GAAP,
nor
are
they
alternatives
to
GAAP
measures
and
they
may
not
be
comparable
to
similarly
titled
measures
of
other
companies.
EBITDA
is
defined
as
net
income
(loss)
less
income
tax
expense
(benefit),
investment
and
other
income,
interest
expense
and
depreciation
and
amortization.
EBITDA
margin
is
calculated
by
dividing
EBITDA
by
total
revenues.
Adjusted
EBITDA
is
defined
as
EBITDA,
as
described
above,
adjusted
to
exclude
acquisition
and
integration
costs,
non-cash
pension/OPEB
costs,
and
restructuring
costs
and
other
charges.
Adjusted
EBITDA
margin
is
calculated
by
dividing
adjusted
EBITDA
by
total
revenues.
Management
uses
EBITDA,
EBITDA
margin,
adjusted
EBITDA
and
adjusted
EBITDA
margin
to
assist
it
in
comparing
performance
from
period
to
period
and
as
measures
of
operational
performance.
We
believe
that
these
non-GAAP
measures
provide
useful
information
for
investors
in
evaluating
our
operational
performance
from
period
to
period
because
they
exclude
depreciation
and
amortization
expenses
related
to
investments
made
in
prior
periods
and
are
determined
without
regard
to
capital
structure
or
investment
activities.
By
excluding
capital
expenditures,
debt
repayments
and
dividends,
these
non-GAAP
financial
measures
have
certain
shortcomings.
Management
compensates
for
these
shortcomings
by
utilizing
these
non-GAAP
financial
measures
in
conjunction
with
the
comparable
GAAP
financial
measures.
Adjusted
net
income
(loss)
attributable
to
Frontier
common
shareholders
is
defined
as
net
income
(loss)
attributable
to
Frontier
common
shareholders
and
excludes
acquisition
and
integration
costs,
certain
income
tax
items,
restructuring
costs
and
other
charges
and
the
income
tax
effect
of
these
items.
Adjustments
have
also
been
made
to
exclude
the
financing
costs
and
related
income
tax
effects
associated
with
the
Verizon
Acquisition,
including
interest
expense
and
preferred
dividends
prior
to
our
ownership
of
the
CTF
Operations.
Adjusting
for
these
items
allows
investors
to
better
understand
and
analyze
our
financial
performance
over
the
periods
presented.
Free
Cash
Flow,
as
used
by
management
in
the
operation
of
its
business,
is
defined
as
net
cash
provided
from
operating
activities
less
capital
expenditures
for
business
operations
and
preferred
dividends.
In
determining
free
cash
flow,
further
adjustments
are
made
to
add
back
acquisition
and
integration
costs,
and
interest
expense
on
commitment
fees,
which
provides
a
better
comparison
of
our
core
operations
from
period
to
period.
Changes
in
working
capital
accounts
are
excluded
from
this
calculation
due
to
seasonality
and
specific
timing
of
cash
receipts
and
disbursements
between
various
reporting
periods.
Adjusted
Free
Cash
Flow
is
defined
as
free
cash
flow,
as
described
above
and
adding
back
interest
expense
on
incremental
debt
and
dividends
paid,
prior
to
our
ownership
of
the
CTF
Operations,
on
debt
incurred
and
on
preferred
stock
issued
to
finance
the
Verizon
Acquisition.
Management
uses
Free
Cash
Flow
and
Adjusted
Free
Cash
Flow
to
assist
it
in
comparing
performance
and
liquidity
from
period
to
period
and
to
obtain
a
more
comprehensive
view
of
our
core
operations
and
ability
to
generate
cash
flow.
We
believe
that
these
non-GAAP
measures
are
useful
to
investors
in
evaluating
cash
available
to
service
debt
and
pay
dividends.
In
addition,
we
believe
that
Adjusted
Free
Cash
Flow
provides
a
useful
comparison
from
period
to
period
because
it
excludes
the
impact
of
financing
raised
in
connection
with
the
Verizon
Acquisition
during
periods
prior
to
our
ownership
of
the
CTF
Operations.
These
non-GAAP
financial
measures
have
certain
shortcomings;
they
do
not
represent
the
residual
cash
flow
available
for
discretionary
expenditures,
since
items
such
as
debt
repayments,
changes
in
working
capital
and
common
stock
dividends
are
not
deducted
in
determining
such
measures.
Management
compensates
for
these
shortcomings
by
utilizing
these
non-GAAP
financial
measures
in
conjunction
with
the
comparable
GAAP
financial
measures.
Dividend
Payout
Ratio
is
calculated
by
dividing
the
dividends
paid
on
common
stock
(as
adjusted)
byadjusted
freecash
flow.
Dividends
paid
on
common
stock
has
been
adjusted
to
exclude
dividends
paid
on
common
stock
issued
in
June
2015,
from
the
date
of
issuance
until
April
1,
2016,
when
the
proceeds
of
the
issuance
were
used
in
the
Verizon
Acquisition
that
generated
adjusted
free
cash
flow
from
that
date,
which
we
believe
provides
a
useful
comparison
from
period
to
period.
Management
uses
the
dividend
payout
ratio
as
a
metric
to
indicate
how
much
money
Frontier
is
returning
to
our
shareholders.
Adjusted
Operating
Expenses
is
defined
as
operating
expenses
adjusted
to
exclude
acquisition
and
integration
costs,
non-cash
pension/OPEB
costs,
and
restructuring
costs
and
other
charges.
Investors
have
indicated
that
this
non-GAAP
measure
is
useful
in
evaluating
Frontier’s
performance.
The
information
in
this
press
release
should
be
read
in
conjunction
with
the
financial
statements
and
footnotes
contained
in
our
documents
filed
with
the
U.S.
Securities
and
Exchange
Commission.

Non-GAAP Financial Measures

* Dividends paid on common stock, as adjusted, divided by adjusted free cash flow
($ in Millions)
Free Cash Flow
Net cash provided by (used by) operating activities
$
714
$
1,301
$
992
$
1,316
$
1,292
$
1,666
Add back (subtract):
Capital expenditures -
Business operations
(299)
(710)
(747)
(920)
(1,146)
(1,259)
Acquisition and integration costs
49
236
317
409
474
436
Deferred income taxes
43
167
252
452
166
206
Income tax benefit
(38)
(165)
(252)
(263)
(286)
(250)
Dividends on preferred stock
(53)
(120)
(174)
(227)
(214)
(214)
Non-cash (gains)/losses, net
(58)
(227)
(214)
(168)
(135)
(176)
Changes in current assets and liabilities
(230)
(115)
(66)
(393)
76
(44)
Pension/OPEB costs (non-cash)
20
10
24
45
71
79
Cash (paid) refunded for income taxes
85
(28)
21
24
35
120
Restructuring costs and other charges
80
11
91
Stock based compensation
3
27
28
29
28
24
Interest expense -
commitment fees
-
184
137
64
13
10
Dividends on preferred stock
-
120
174
174
107
54
Incremental interest on new debt
-
189
367
367
356
178
Adjusted free cash flow
$
316
$
869
$
859
$
909
$
848
$
921
Dividends paid on common stock
$
123
$
456
$
474
$
491
$
493
$
493
Less: dividends on June 2015 common stock issuance
-
(34)
(52)
(52)
(35)
(18)
Dividends paid on common stock, as adjusted
$
123
$
422
$
422
$
439
$
458
$
475
Dividend payout ratio*
39.0%
48.6%
49.2%
48.4%
54.0%
51.6%
Three
Months
Q4 '16
Q4 '16
Trailing 12 Months
Q3 '16
Q2 '16
Q4 '15
Q1 '16

Non-GAAP Financial Measures

($ in millions)
EBITDA
Net Loss
$
(80)

$
NA
$
NA
$
(80)

$
NA
$
NA
$
(27)

$
NA
$
NA
$
(186)

Add back (subtract):
Income tax benefit
(38)

NA
NA
(46)

NA
NA
(48)

NA
NA
(118)

Interest expense
386

NA
NA
386

NA
NA
386

NA
NA
373

Investment and other income (loss), net
(13)

NA
NA
4

NA
NA
-

NA
NA
(11)

Operating income
255

128

127

264

190

74

311

264

47

58

Depreciation and amortization
562

261

301

578

277

301

575

262

313

316

EBITDA
817

389

428

842

467

375

886

526

360

374

Add back:
Acquisition and integration costs
49

-

49

122

-

122

127

-

127

138

Pension/OPEB costs (non-cash)
20

5

15

24

11

13

19

1

18

16

Restructuring costs and other charges
80

26

54

11

8

3

-

-

-

-

Adjusted EBITDA
$
966

$
420

$
546

$
999

$
486

$
513

$
1,032

$
527

$
505

$
528

EBITDA margin
33.9%
34.5%
33.4%
33.4%
38.4%
28.7%
34.0%
41.1%
27.1%
27.6%
Adjusted EBITDA margin
40.0%
37.2%
42.6%
39.6%
40.0%
39.2%
39.6%
41.2%
38.1%
38.9%
Adjusted Operating Expenses
Total operating expenses
$
2,154

$
1,000

$
1,154

$
2,260

$
1,022

$
1,238

$
2,297

$
1,018

$
1,279

$
1,297

Subtract:
Depreciation and amortization
562

261

301

578

277

301

575

262

313

316

Acquisition and integration costs
49

-

49

122

-

122

127

-

127

138

Pension/OPEB costs (non-cash)
20

5

15

24

11

13

19

1

18

16

Restructuring costs and other charges
80

26

54

11

8

3

-

-

Adjusted operating expenses
$
1,443

$
708

$
735

$
1,525

$
726

$
799

$
1,576

$
755

$
821

$
827

For the quarter ended
Amount
Operations
Legacy
Amount
Operations
Legacy
2016
September 30, 2016
Consolidated
CTF
Frontier
December 31, 2016
Consolidated
CTF
Frontier
June 30, 2016
Consolidated
CTF
Frontier
March 31,
Amount
Operations
Legacy

Pro Forma Financials for CTF

(1)
For the three months ended 6/30/15 and 3/31/15, and the year ended 12/31/14, an adjustment to expenses for $8 million,  $5 million and $28 million, respectively, was excluded as it was subsequently reversed by Verizon in the VSTO (Verizon's Separate Telephone Operations) financial statements
(2)
Pension/OPEB adjustment for Mark to Market and inactive employees
(3)
Includes the pro forma results of the Connecticut Operations for the period of January 1, 2014 through October 24, 2014
For the
For the
For the
three months
year
year
ended
ended
ended
March 31,
December 31,
December 31,
September 30,
June 30,
March 31,
December 31,
($ in millions)
2016
2015
2015
2015
2015
(1)
2015
(1)
2014
(1) (3)
VSTO Revenue
1,394
$
5,740
$
1,430
$
1,411
$
1,451
$
1,448
$
5,791
$
Pro Forma Adjustments:
Contracts not transferred
(3)

(16)

(5)

(2)

(5)

(4)

(19)

Bad debt expense
(13)

(55)

(7)

(13)

(16)

(19)

(68)

Contracts retained by Verizon
(19)

(88)

(20)

(23)

(19)

(26)

(88)

VSTO Pro Forma Revenues
1,359
$
5,581
$
1,398
$
1,373
$
1,411
$
1,399
$
5,616
$
VSTO Costs/Expenses:
1,054
$
3,977
$
797
$
1,099
$
1,035
$
1,046
$
4,775
$
Pro Forma Adjustments:
Contracts not transferred
1

2

2

1

-

(1)

(4)

Bad debt expense
(13)

(55)

(7)

(13)

(16)

(19)

(68)

Pension/OPEB costs
(2)
(19)

132

234

(75)

(16)

(11)

(635)

Contracts retained by Verizon
(18)

(86)

(18)

(23)

(19)

(26)

(86)

VSTO Pro Forma Costs/Expenses
1,005
$
3,970
$
1,008
$
989
$
984
$
989
$
3,982
$
VSTO EBITDA
354
$
1,611
$
390
$
384
$
427
$
410
$
1,634
$
Add: Pension/OPEB
6

28

5

16

1

6

30

VSTO Adjusted EBITDA
360
$
1,639
$
395
$
400
$
428
$
416
$
1,664
$
Frontier Revenue
1,355
$
5,576
$
1,413
$
1,424
$
1,368
$
1,371
$
5,775
$
Frontier Costs/Expenses (excluding depreciation and amortization)
981

3,511

912

892

840

867

3,598

Frontier EBITDA
374

2,065

501

532

528

504

2,177

Add: Acquisition and integration costs
138

236

86

58

35

57

142

Add: pension/OPEB costs
16

10

13

(3)

(2)

2

(7)

Frontier Adjusted EBITDA
528
$
2,311
$
600
$
587
$
561
$
563
$
2,312
$
Combined Pro Forma EBITDA
728
$
3,676
$
891
$
916
$
955
$
914
$
3,811
$
Add: Acquisition and integration costs
138

236

86

58

35

57

142

Add: pension/OPEB costs
22

38

18

13

(1)

8

23

Combined Pro Forma Adjusted EBITDA
888
$
3,950
$
995
$
987
$
989
$
979
$
3,976
$
For the three months ended

Non-GAAP
Financial
Measures
–
Trending
Schedule
28
(1)
2,283,000 residential customers, 2,052,000 broadband subscribers and 1,165,000 video subscribers were acquired at the time of the April 2016
acquisition of CTF operations
(2)
Within the Legacy section 468,200 residential customers, 384,800 broadband subscribers and 191,600 video subscribers were acquired at the time of the October 2014 CT Acquisition
December 31,
September 30,
June 30,
March 31,
December 31,
September 30,
June 30,
March 31,
December 31,
September 30,
June 30,
March 31,
(Amounts in thousands, except ARPC)
2016
(1)
2016
(1)
2016
(1)
2016
2015
2015
2015
2015
2014
(2)
2014
2014
2014
LEGACY:
Residential Customers
3,088

3,124

3,147

3,175

3,193

3,205

2,740

2,762

2,794

  Residential Customer Net Additions
(36)

(23)

(28)

(18)

(12)

465

(22)

(32)

(9)

Residential Customer ARPC
62.64
$
63.14
$
63.83
$
64.43
$
64.13
$
65.67
$
60.34
$
59.64
$
59.07
$
Residential Customer Monthly Churn
1.83%
1.76%
1.97%
1.78%
1.78%
1.62%
1.86%
1.80%
1.63%
Broadband
2,487

2,462

2,434

2,406

2,377

2,360

1,953

1,932

1,904

  Broadband net additions
25

28

28

29

17

407

21

28

37

Total Video
543

554

560

569

574

582

396

394

390

  Video net additions
(11)

(6)

(9)

(5)

(8)

186

2

4

5

VSTO:
Total Voice Connections
3,256

3,351

3,416

3,492

3,578

3,654

3,714

3,778

3,855

  Voice Connection net additions
(95)

(65)

(76)

(86)

(76)

(60)

(64)

(77)

(82)

Total Broadband Connections
2,121

2,143

2,149

2,161

2,178

2,180

2,177

2,168

2,166

  Total Broadband net additions
(22)

(6)

(12)

(17)

(2)

3

9

2

(5)

FiOS Internet Subscribers
1,624

1,616

1,598

1,581

1,571

1,548

1,525

1,492

1,465

  Total FIOS Broadband net additions
8

18

17

10

23

23

33

27

17

High Speed Internet Subscribers
497

527

551

580

607

632

652

676

701

  Total High Speed Internet net Additions
(30)

(24)

(29)

(27)

(25)

(20)

(24)

(25)

(22)

FiOS Video
1,185

1,192

1,197

1,201

1,203

1,196

1,181

1,167

1,155

  Total Fios Video net additions
(7)

(5)

(4)

(2)

7

15

14

12

5

CONSOLIDATED:
Residential Customers
4,891

5,035

5,189

  Residential Customer Net Additions
(144)

(154)

Residential Customer ARPC
80.33
$
82.34
$
83.20
$
Residential Customer Monthly Churn
2.08%
2.08%
1.91%
Total Broadband
4,271

4,362

4,462

  Broadband net additions
(91)

(100)

Total Video
1,419

1,503

1,596

  Video net additions
(84)

(93)

For the three months ended